THE THAXTON GROUP, INC.
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THAXTON OPERATING COMPANY                                          THAXTON INVESTMENT CORPORATION
      TICO CREDIT COMPANY, INC. (SC)                                     MODERN FINANCE COMPANY, INC. (OH)
       D/b/a TICO Credit Company                                         D/b/a TICO Credit Company
      TICO PREMIUM FINANCE COMPANY, INC. (SC)                            MODERN FINANCIAL SERVICES, INC.
      THAXTON COMMERCIAL LENDING, INC. (SC)                              D/b/a TICO Financial Services
      PARAGON, INC. (SC)                                                 PEOPLES MOTOR CO. (OH)
       D/b/a Paragon Lending, Inc.                                       TICO CREDIT COMPANY (MS)
       D/b/a Paragon Lending                                                   FITCH INSURANCE AGENCY, INC. (MS)
       D/b/a Paragon, Inc. (South Carolina)                                    FITCH NATIONAL REINSURANCE, LTD. (TURKS AND CAICOS)
      TICO REINSURANCE LTD. (TURKS AND CAICOS)                            TICO CREDIT COMPANY (TN)
      EAGLE PREMIUM FINANCE CO., INC. (VA)                                TICO CREDIT COMPANY (DE)
       D/b/a TICO Premium Finance Company                                 SOUTHERN MANAGEMENT CORPORATION (SC)
      CFT FINANCIAL CORP. (NC)                                                  SOUTHERN FINANCE OF TENNESSEE, INC. (TN)
      TICO CREDIT COMPANY OF NORTH CAROLINA, INC. (NC)                           D/b/a Covington Credit
       D/b/a TICO Credit Company                                                SOCO REINSURANCE, LTD. (TURKS AND CAICOS)
      TICO CREDIT COMPANY OF TENNESSEE, INC. (TN)                               COVINGTON CREDIT OF TEXAS, INC. (TX)
       D/b/a TICO Credit Company                                                  D/b/a Southern Finance
      THAXTON INSURANCE GROUP, INC. (SC)                                        SOUTHERN FINANCIAL MANAGEMENT, INC. (SC)
       D/b/a Thaxton Insurance Group                                            COVINGTON CREDIT OF GEORGIA, INC. (GA)
       D/b/a Lakeside Insurance Agency                                             D/b/a Southern Finance Company
       D/b/a The Insurance Shoppe                                               SOUTHERN FINANCE OF SOUTH CAROLINA, INC. (SC)
       D/b/a Auto Security Agency                                                   D/b/a  Southern Finance Company
       D/b/a Auto Security Agency/Safeguard                                         D/b/a  Southern Finance Company of Charleston
             AUTO CYCLE INSURANCE AGENCY, INC. (SC)                                 D/b/a  Southern Finance Company of Columbia
             US FINANCIAL GROUP AGENCY, INC. (VA)                                   D/b/a  Southern Finance Company of Orangeburg
             THAXTON INSURANCE GROUP OF ARIZONA, INC. (AZ)                          D/b/a  Southern Finance Company of Sumter
              D/b/a The Insurance Center                                            D/b/a  Southern Finance Company of Georgetown
              D/b/a Inter City Agency                                               D/b/a  Southern Finance Company of Spartanburg
              D/b/a National Insurance                                              D/b/a  Southern Finance Company of Abbeville
              D/b/a Able Insurance                                                  D/b/a  Covington Credit of South Carolina
              D/b/a Cooksey Insurance                                               D/b/a  SoCo Finance Company
              D/b/a Hotline Insurance                                               D/b/a  Southern Finance Co.
              D/b/a Insurance Hotline
              D/b/a Inter City Associates
              D/b/a North City Agency
              D/b/a South City Agency
              D/b/a West City Agency
              D/b/a Mex-Am Insurance Agency
              D/b/a Easy City Agency
             THAXTON INSURANCE GROUP OF NEVADA, INC. (NV)
              D/b/a National Insurance
              D/b/a Inter City Agency
             THAXTON INSURANCE GROUP OF NEW MEXICO (NM)
              D/b/a Inter City Agency
             NIC OF ARIZONA, INC. (AZ)

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